Quarterly Supplemental Information Third Quarter 2020

Table of Contents 03 Corporate Overview 04 Earnings Release 08 Quarterly Highlights 09 Condensed Consolidated Statement of Operations and Comprehensive Loss 10 Fund from Operations and Adjusted Funds from Operations 11 EBITDAre, Adjusted EBITDA, NOI and Cash NOI 12 Condensed Consolidated Balance Sheets 13 Debt, Capitalization and Financial Ratios 14 Investment Activity 15 Portfolio Information 18 Lease Expiration Schedule 19 Non-GAAP Measures and Definitions 22 Forward Looking and Cautionary Statements 2

Corporate Overview

Corporate Profile

NETSTREIT Corp. (NYSE: NTST) is an internally managed Real Estate Investment Trust (REIT) based in Dallas, Texas that specializes in acquiring single-tenant net lease retail properties nationwide. The growing portfolio consists of high-quality properties leased to e-commerce resistant tenants with healthy balance sheets. Led by a management team of seasoned commercial real estate executives, NETSTREIT's strategy is to create the highest quality net lease retail portfolio in the country in order to generate consistent cash flows and dividends for its investors.

Management Team

Mark Manheimer, Chief Executive Officer
Andy Blocher, Chief Financial Officer
Jeff Fuge, Senior Vice President of Acquisitions
Randy Haugh, Senior Vice President of Finance
Kirk Klatt, Senior Vice President of Real Estate
Trish McBratney, SVP, Chief Accounting Officer
Chad Shafer, Senior Vice President of Underwriting

Board of Directors

Todd Minnis – Chair
Matthew Troxell – Lead Independent
Michael Christodolou
Heidi Everett
Mark Manheimer
Lori Wittman
Robin Zeigler

Corporate Headquarters

5910 North Central Expressway
Suite 1600
Dallas, Texas, 75075
Phone: (972) 579 – 4825
Website: www.netstreit.com

Transfer Agent

Computershare
PO Box 505000
Louisville, Kentucky 40233
Phone: (866) 637 – 9460
Website: www.computershare.com

NETSTREIT 3

Earnings Release NETSTREIT REPORTS THIRD QUARTER 2020 FINANCIAL AND OPERATING RESULTS – Reports Net Loss of $0.11 and Adjusted Funds from Operations (“AFFO”) of $0.21 Per Share – – Collected 100.0% of October Rents as Contemplated in Original Leases – – Collected 98.1% of Third Quarter Rents as Contemplated in Original Leases – – Completed Approximately $103 Million of Acquisitions – – Raised Net Proceeds of $227.3 million through Initial Public Offering – Dallas TX – October 29, 2020 – NETSTREIT (NYSE: NTST) (the “Company”), today announced financial and operating results for the third quarter ended September 30, 2020. “Having accessed the public equity markets through our initial public offering in August, we are very pleased with our initial financial and operating results as a public company. We believe our high quality, diversified investment grade rated and defensive retail oriented portfolio provides strong performance through various economic conditions, including today’s COVID-impacted environment, as proven by our rent collections, which are among the highest in the net lease peer group,” said Mark Manheimer, Chief Executive Officer of NETSTREIT. “With a highly capable team, a scalable platform and a low-leverage balance sheet, we believe NETSTREIT is well positioned to offer an attractive combination of yield and cash flow growth to shareholders as we look ahead to 2021 and beyond.” THIRD QUARTER 2020 HIGHLIGHTS • Reported net loss per share of $0.11, Core Funds from Operations (“Core FFO ”) per share of $0.15(1) and AFFO per share of $0.21(1) per share • Prior to giving any consideration to deferral or abatement arrangements granted as a result of COVID, the Company collected 100.0% of September rent payments, bringing total third quarter rent collections to 98.1% • The Company has collected 100.0% of October rent payments PORTFOLIO UPDATE As of September 30, 2020, the NETSTREIT portfolio was comprised of 189 properties, contributing $38.9 million of annualized base rent(2), with a weighted-average remaining lease term of 11.1 years, of which 68.0% were investment grade rated tenants and 6.4% were tenants with investment grade profiles (unrated tenants with more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x). The portfolio was 100.0% occupied as of September 30, 2020. 4

Earnings Release (cont’d) INVESTMENT ACTIVITY During the quarter ended September 30, 2020, the Company invested approximately $103 million in 30 properties at an initial cash capitalization rate of 6.5%. Acquisitions completed during the quarter had a weighted-average remaining lease term of 10.9 years, and 100.0% are occupied by investment grade rated tenants. Over the same period, the Company sold one property for total proceeds of $1.9 million. The cash capitalization rate on the property was 10.4%. This transaction activity enhanced tenant diversification, including reducing ABR exposure from the Company’s largest tenant (7-Eleven) from 13.6% to 11.3%. Additionally, this transaction activity enhanced the Company’s geographic diversity by adding properties in three new states to the portfolio. CAPITAL MARKETS ACTIVITY On August 13, 2020, the Company completed its IPO and issued 13,936,829 common shares at $18.00 per share, including the partial exercise of the underwriters’ option to purchase additional shares, raising aggregate net proceeds to the Company of approximately $227.3 million after deducting the underwriting discount and offering expenses. In connection with the IPO, the Company repaid $50 million outstanding under the Company’s line of credit. In September, the Company completed a $175 million LIBOR swap to hedge floating rate exposure on the entire balance of the Company’s term loan at an effective rate of 21 bps. BALANCE SHEET AND LIQUIDITY At quarter end, total debt outstanding was $175 million, with a weighted average term of 4.2 years and a quarter end contractual interest rate, including the impact of the fixed rate swap, of 1.46%. 100% of the Company’s debt was at a fixed rate and the Company’s net debt to annualized adjusted EBITDA ratio was 1.4x. Additionally, the cash balance was $137 million, and the $250 million revolving line of credit was fully undrawn. DIVIDEND On October 27, 2020, the Company’s Board of Directors declared a quarterly cash dividend of $0.20 per share for the fourth quarter of 2020, which will be paid on December 15, 2020 to shareholders of record on December 1, 2020. 5

Earnings Release (cont’d) EARNINGS WEBCAST AND CONFERENCE CALL A conference call will be held on Friday, October 30, 2020 at 10:00 AM ET. During the conference call the Company’s officers will review third quarter performance, discuss recent events, and conduct a question and answer period. The webcast will be accessible on the “Investor Relations” section of the Company’s website at www.NETSTREIT.com. To listen to the live webcast, please go to the site at least fifteen minutes prior to the scheduled start time to register, as well as download and install any necessary audio software. A replay of the webcast will be available for 90 days on the Company’s website shortly after the call. The conference call can also be accessed by dialing 1-877-451-6152 for domestic callers or 1-201-389- 0879 for international callers. A dial-in replay will be available starting shortly after the call until November 6, 2020, which can be accessed by dialing 1-844-512-2921 for domestic callers or 1-412- 317-6671 for international callers. The passcode for this dial-in replay is 13711343. SUPPLEMENTAL PACKAGE The Company’s supplemental package will be available prior to the conference call in the Investor Relations section of the Company’s website at www.investors.netstreit.com. About NETSTREIT NETSTREIT is an internally managed Real Estate Investment Trust (REIT) based in Dallas, Texas that specializes in acquiring single-tenant net lease retail properties nationwide. The growing portfolio consists of high-quality properties leased to e-commerce resistant tenants with healthy balance sheets. Led by a management team of seasoned commercial real estate executives, NETSTREIT’s strategy is to create the highest quality net lease retail portfolio in the country with the goal of generating consistent cash flows and dividends for its investors. Investor Relations ir@netstreit.com 972-597-4825 (1) Per share amounts include weighted average common shares of 18,825,389 and weighted average operating partnership units of 4,310,286 for the three-months ended September 30, 2020. (2) Annualized base rent, or ABR, is calculated by multiplying (i) cash rental payments (a) for the month following the period shown plus (b) for properties under development, the first full month's permanent cash rent contractually due after the development period by (ii) 12. 6

Earnings Release (cont’d) NON-GAAP FINANCIAL MEASURES This press release contains non-GAAP financial measures, including FFO, Core FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, NOI, and Cash NOI. A reconciliation from net loss available to common shareholders to each non-GAAP financial measure, and definitions of each non-GAAP measure, are included below. FORWARD LOOKING STATEMENTS This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this press release may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our prospectus dated August 13, 2020, relating to our initial public offering, filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2020 and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this press release. New risks and uncertainties may arise over time and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from the novel coronavirus (COVID-19). We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law. 7

Quarterly Highlights (unaudited, in thousands, except share and per share data) Three Months Ended Financial Results September 30, 2020 Net income (loss) attributable to common shareholders $ (2,114) Net income (loss) per share of common stock outstanding $ (0.11) Net income (loss) attributable to common shareholders and noncontrolling interests $ (2,341) FFO attributable to common shareholders and noncontrolling interests $ 2,582 FFO per share of common stock and OP units outstanding $ 0.11 Core FFO attributable to common shareholders and noncontrolling interests $ 3,473 Core FFO per share of common stock and OP units outstanding $ 0.15 AFFO attributable to common shareholders and noncontrolling interests $ 4,777 AFFO per share of common stock and OP units outstanding $ 0.21 Dividends declared per share of common stock and OP units $ 0.10 Weighted average shares of common stock and OP units outstanding 23,135,675 Ending shares of common stock and OP units outstanding 29,928,225 As of Portfolio Metrics September 30, 2020 Number of leases 189 Square feet 3,376,371 Occupancy 100.0% Weighted average lease term remaining (years)(1) 11.1 Investment grade (rated) - % of ABR(2) 68.0% Investment grade profile (unrated) - % of ABR(3) 6.4% Three Months Ended September 30, 2020 Rent Collection Update - Percentage of Contractual Rent(4) Collection % % of Total Due Investment grade (rated)(2) 99.4% 63.9% Investment grade profile (unrated)(3) 100.0% 7.3% Sub-investment grade (rated)(5) 91.4% 8.0% Sub-investment grade profile (unrated) 96.4% 20.8% Total 98.1% 100.0% (1) Weighted by ABR; excludes lease extension options. (2) Tenants, or tenants that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BBB- (S&P), Baa3 (Moody's) or NAIC2 (National Association of Insurance Commissioners) or higher. (3) Tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, or NAIC. (4) Percentage calculations do not include any deferral or abatement arrangements granted as a result of the COVID-19 pandemic. (5) Tenants, or tenants that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BB+ (S&P), Ba1 (Moody's) or NAIC3 (National Association of Insurance Commissioners) or lower. 8

Condensed Consolidated Statement of Operations and Comprehensive Loss

(unaudited, in thousands, except share and per share data)

	Three Months Ended		Nine Months Ended	
	Successor	Predecessor	Successor	Predecessor
	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
REVENUES				
Rental revenue (including reimbursable)	$ 9,652	$ 4,786	$ 22,277	$ 16,203
OPERATING EXPENSES				
Property	624	293	1,344	853
General and administrative	4,109	956	7,841	2,915
Depreciation and amortization	4,692	2,660	10,153	8,065
Provisions for impairment	363	2,839	1,773	6,268
Transaction costs[1]	1,241	3	2,969	76
Total operating expenses	11,029	6,751	24,080	18,177
OTHER INCOME (EXPENSE)				
Interest expense, net[2]	(1,018)	(2,449)	(3,815)	(8,349)
Gain (loss) on sales of real estate	54	1,674	1,070	5,773
Gain on forfeited earnest money deposit	-	-	250	-
Total other income (expense)	(964)	(775)	(2,495)	(2,576)
Net income (loss)	$ (2,341)	(2,740)	(4,298)	(4,550)
Less: Net income (loss) attributable to noncontrolling interests	(263)	-	(799)	-
Net income (loss) attributable to common shareholders	(2,078)	(2,740)	(3,499)	(4,550)
Less: Preferred stock dividends and redemption premium	36	-	42	-
Net income (loss) attributable to common shareholders	$ (2,114)	$ (2,740)	$ (3,541)	$ (4,550)
Amounts available to common shareholders per common share:				
Basic	$ (0.11)	N/A	$ (0.26)	N/A
Diluted	$ (0.11)	N/A	$ (0.26)	N/A
Weighted average common shares outstanding:[3]				
Basic	18,825,389	N/A	13,771,457	N/A
Diluted	18,825,389	N/A	13,771,457	N/A
OTHER COMPREHENSIVE INCOME (LOSS)				
Net income (loss)	$ (2,341)	$ (2,740)	$ (4,298)	$ (4,550)
Unrealized gain (loss) on derivatives, net	(128)	-	(128)	55
Total comprehensive gain (loss)	(2,469)	(2,740)	(4,426)	(4,495)
Less: Comprehensive gain (loss) attributable to noncontrolling interests	(281)	-	(817)	-
Comprehensive gain (loss) attributable to NETSTREIT Corp.	$ (2,188)	$ (2,740)	$ (3,609)	$ (4,495)

(1) Represents the costs incurred by the Company to facilitate the private offering and formation transactions and the initial public offering in addition to costs associated with abandoned acquisitions and other acquisition related expenses.
(2) Interest expense is net of interest income from interest bearing accounts. The calculation is based on a percentage of ABR. Percentage calculations do not include any deferral or abatement arrangements granted as a result of the COVID-19 pandemic.
(3) Amounts exclude the weighted average OP Units attributable to the noncontrolling interests.

NETSTREIT

9

Funds From Operations and Adjusted Funds From Operations

(unaudited, in thousands, except share and per share data)

	Three Months Ended		Nine Months Ended	
	Successor September 30, 2020	Predecessor September 30, 2019	Successor September 30, 2020	Predecessor September 30, 2019
GAAP Reconciliation:				
Net income (loss)	$ (2,341)	$ (2,740)	$ (4,298)	$ (4,550)
Depreciation and amortization of real estate	4,614	2,660	9,926	8,065
Provisions for impairment	363	2,839	1,773	6,268
Loss (gain) on sale of real estate	(54)	(1,674)	(1,070)	(5,773)
Funds from Operations (FFO)	2,582	1,085	6,331	4,010
Loss (gain) on forfeited earnest money deposit	-	-	(250)	-
144A and IPO Transaction Costs[1]	891	-	2,170	-
Core Funds from Operations (Core FFO)	3,473	1,085	8,251	4,010
Straight-line rental revenue	(387)	296	(1,417)	688
Amortization of deferred financing costs	157	276	464	775
Amortization of above/below-market leases	(219)	105	(340)	486
Non-cash compensation expense	1,753	-	1,753	-
Adjusted Funds from Operations (AFFO)	$ 4,777	$ 1,762	$ 8,711	$ 5,958
FFO per share of common stock and OP units	$ 0.11	N/A	$ 0.35	N/A
Core FFO per share of common stock and OP units	$ 0.15	N/A	$ 0.45	N/A
AFFO per share of common stock and OP units	$ 0.21	N/A	$ 0.48	N/A
Dividends per share declared to common stockholders and noncontrolling interests	$ 0.10	N/A	$ 0.10	N/A
Dividends declared as a percent of AFFO	48.4%	N/A	20.9%	N/A
Weighted average shares of common stock outstanding	18,825,389	N/A	13,771,457	N/A
Effect of weighted average OP Units	4,310,286	N/A	4,402,437	N/A
Weighted average shares of common stock and units outstanding	23,135,675	N/A	18,173,895	N/A
Series A preferred stock balance[2]	$ -	N/A	$ -	N/A
Series A preferred stock dividends and redemption premium	$ 36	N/A	$ 42	N/A
Supplemental Information				
Deferred rent, net[3]	$ 4	$ -	$ (186)	$ -
Recurring capital expenditures	$ -	$ -	$ -	$ -

(1) These expenses represent a subset of Transaction Costs as presented on the Condensed Consolidated Statement of Operations and Comprehensive Loss.
(2) The 125 shares of 12% Series A Preferred Stock were fully redeemed on August 18, 2020.
(3) Reflects the net amount of base rent that was deferred (negative amount) or collected (positive amount) in the period shown.

NETSTREIT

10

EBITDAre, Adjusted EBITDA, NOI and Cash NOI

(unaudited, in thousands)

	Three Months Ended		Nine Months Ended	
	Successor September 30, 2020	Predecessor September 30, 2019	Successor September 30, 2020	Predecessor September 30, 2019
GAAP Reconciliation:				
Net income (loss)	$ (2,341)	$ (2,740)	$ (4,298)	$ (4,550)
Depreciation and amortization of real estate	4,614	2,660	9,926	8,065
Amortization of above/below-market leases	(219)	105	(340)	486
Non-real estate depreciation and amortization	77	-	228	-
Interest expense, net	1,018	2,449	3,815	8,349
EBITDA	3,149	2,474	9,331	12,350
Provision for impairment	363	2,839	1,773	6,268
Loss (gain) on sale of real estate	(54)	(1,674)	(1,070)	(5,773)
EBITDAre	3,458	3,639	10,034	12,845
Straight-line rental revenue	(387)	296	(1,417)	688
Gain on forfeited earnest money deposit	-	-	(250)	-
144A and IPO Transaction Costs(1)	891	-	2,170	-
Non-cash compensation expense	1,753	-	1,753	-
Adjusted EBITDA	$ 5,715	$ 3,935	$ 12,290	$ 13,533

	Three Months Ended Successor September 30, 2020
Adjusted EBITDA	$ 5,715
Adjustments for intraquarter acquisitions and dispositions(2)	893
Annualized Adjusted EBITDA	$ 26,433
Net debt / Annualized Adjusted EBITDA	1.4x

	Three Months Ended		Nine Months Ended	
	Successor September 30, 2020	Predecessor September 30, 2019	Successor September 30, 2020	Predecessor September 30, 2019
GAAP Reconciliation:				
Net income (loss)	$ (2,341)	$ (2,740)	$ (4,298)	$ (4,550)
General and administrative	4,109	956	7,841	2,915
Depreciation and amortization	4,692	2,660	10,153	8,065
Provisions for impairment	363	2,839	1,773	6,268
Transaction costs	1,241	3	2,969	76
Interest expense, net	1,018	2,449	3,815	8,349
Gain (loss) on sales of real estate	(54)	(1,674)	(1,070)	(5,773)
Gain on forfeited earnest money deposit	-	-	(250)	-
NOI	9,028	4,493	20,933	15,350
Straight-line rental revenue	(387)	296	(1,417)	688
Amortization of above/below-market leases	(219)	105	(340)	486
Cash NOI	8,422	4,894	19,176	16,524
Adjustments for intraquarter acquisitions and dispositions(2)	893			
Normalized Cash NOI	$ 9,316			

Property Operating Expense Coverage	Successor September 30, 2020 (Three Months)	Predecessor September 30, 2019 (Three Months)	Successor September 30, 2020 (Nine Months)	Predecessor September 30, 2019 (Nine Months)
Property operating expense reimbursement	$ 452	$ 222	$ 1,063	$ 610
Property operating expenses	(624)	(293)	(1,344)	(853)
Property operating expenses, net	$ (172)	$ (71)	$ (281)	$ (243)

(1) These expenses represent a subset of Transaction Costs as presented on the Condensed Consolidated Statement of Operations and Comprehensive Loss.

(2) The adjustment removes base rent for properties acquired during the period shown and replaces the removed amount with an estimated equivalent ABR for the full period. The adjustment also removes base rent for properties disposed of during the period shown.

NETSTREIT

11

Condensed Consolidated Balance Sheets (in thousands, except share data) As of As of September 30, 2020 December 31, 2019 (unaudited) (unaudited) ASSETS Real estate, at cost: Land $ 168,214 $ 83,996 Buildings and improvements 320,684 140,057 Total real estate, at cost 488,898 224,053 Less accumulated depreciation (6,703) (132) Real estate held for investment, net 482,195 223,921 Assets held for sale 32,599 8,532 Cash, cash equivalents and restricted cash 137,010 169,319 Acquired lease intangible assets, net 67,459 28,846 Other assets, net 6,006 3,304 Total assets $ 725,269 $ 433,922 LIABILITIES AND EQUITY Liabilities: Term loan, net $ 174,048 $ 173,913 Lease intangible liabilities, net 16,645 4,672 Liabilities related to assets held for sale 919 189 Accounts payable, accured expenses and other liabilities 4,950 2,716 Total liabilities 196,562 181,490 Equity: Shareholders' equity Common stock, $0.01 par value, 400,000,000 shares authorized; 25,734,474 and 8,860,760 shares issued and outstanding; as of September 30, 2020 and December 31, 2019 respectively $ 257 $ 89 Additional paid-in capital 452,911 164,416 (Deficit)/Retained earnings (5,984) 28 Accumulated other comprehensive loss (110) - Total shareholders' equity 447,074 164,533 Noncontrolling interests 81,633 87,899 Total equity 528,707 252,432 Total liabilities and equity $ 725,269 $ 433,922 12

Debt, Capitalization, and Financial Ratios

(unaudited, in thousands, except share and per share data)

As of September 30, 2020

Debt Summary	Maturity Date		Principal Balance	Interest Rate[1]	Rate Type	Weighted Average Years to Maturity
Senior secured revolver[2][3][4]	December 23, 2023	$	-	n/a	Floating	3.2 years
Senior secured term loan[2][5]	December 23, 2024		175,000	1.46%	Fixed	4.2 years
Principal amount of total debt			175,000			
Deferred financing costs, net[6]			(2,250)			
Carrying value of total debt		$	172,750			

Net Debt		Balance
Principal amount of total debt	$	175,000
Less: cash and cash equivalents		(137,010)
Net Debt	$	37,990
Series A preferred stock balance[7]		-
Net Debt + Preferred Stock	$	37,990

Key Debt Covenant Information	Required	Actual
Consolidated total leverage ratio[8]	≤ 65.0%	25.2%
Fixed charge coverage ratio[9]	≥ 1.25x	5.57x
Maximum secured indebtedness	≤ 40.0%	0.0%
Maximum recourse indebtedness	≤ 10.0%	0.0%
Unencumbered leverage ratio[8]	≤ 65.0%	25.2%
Unencumbered debt yield[10]	≥ 10.0%	20.4%
Unencumbered interest coverage ratio	≥ 2.00x	8.60x

Liquidity		Balance
Unused senior secured revolver capacity	$	250,000
Unrestricted cash and cash equivalents		137,010
Total Liquidity	$	387,010

Equity	Ending Shares/Units		Equity Market Capitalization	% of Total
Preferred stock	-	$	-	0.0%
Common shares[11]	25,734,474		469,911	86.0%
OP units[11]	4,193,751		76,578	14.0%
Total	29,928,225	$	546,489	100.0%

Enterprise Value		Balance	% of Total
Principal amount of total debt	$	175,000	24.3%
Equity market capitalization		546,489	75.7%
Total enterprise value	$	721,489	100.0%

(1) Interest rate for floating rate debt, if applicable, is based on the last day of the quarter presented. Rates presented exclude the impact of capitalized loan fee amortization.
(2) The collateral release requirements were met as of September 30, 2020, therefore during the fourth quarter of 2020 the associated debt will become unsecured once all lender reporting requirements are completed.
(3) Unused facility fees are charged at an annual rate of 0.15% of the unused capacity if usage exceeds 50% of the total available facility, or 0.25% of the unused facility if usage does not exceed 50%.
(4) The revolver has a one-year extension option.
(5) Effective September 28, 2020 the floating rate underlying the term loan was swapped to an effective fixed rate of 0.21%. The swap terminates on December 23, 2024.
(6) Amount reflects a net asset balance of $1.3 million associated with the revolver, and a net liability balance of $1.0 million related to the term loan.
(7) The 125 shares of 12% Series A Preferred Stock were fully redeemed on August 18, 2020.
(8) The required threshold decreases to 60.0% after September 30, 2020.
(9) The required threshold increases to 1.50x after December 31, 2020.
(10) The required threshold increases to 12.0% after December 31, 2020.
(11) Value is based on the September 30, 2020 closing price of $18.26 per common share and OP unit.

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13

Investment Activity (unaudited, dollars in thousands) Three Months Ended September 30, 2020 Acquisitions: Number of Transactions 9 Number of Properties 30 Gross Investment(1) $ 102,638 Cash Capitalization Rate(2) 6.5% Dispositions: Number of Occupied Properties 1 Number of Vacant Properties - Net Book Value(3) $ 1,806 Proceeds(4) $ 1,868 Cash Capitalization Rate (on occupied properties only)(5) 10.4% (1) Reflects all expenditures that were capitalized as part of the transaction, including acquisition costs. (2) Calculated by dividing in-place ABR at the time of acquisition by the Gross Investment. (3) Represents all capitalized costs associated with the property, less impairment charges and net of accumulated depreciation. (4) Reflects contractual sales price. (5) The rate only applies to properties that were occupied at the time of the disposition. It is calculated by dividing the in-place ABR at the time of disposition by the contractual sales price. 14

Portfolio Information

(unaudited, dollars and square feet in thousands)

Portfolio Metrics	
Number of leases	189
Number of states	37
Square feet	3,376,371
Tenants	53
Industries	24
Occupancy	100.0%
Weighted average lease term remaining (years)[(1)]	11.1

Tenant Quality	Number of Leases		ABR	% of ABR
Investment grade (rated)[(2)]	133	$	26,462	68.0%
Investment grade profile (unrated)[(3)]	8		2,498	6.4%
Sub-investment grade (rated)[(4)]	8		3,431	8.8%
Sub-investment grade profile (unrated)	40		6,539	16.8%
Total	189	$	38,930	100.0%

Top 20 Tenants	Number of Leases		ABR	% of ABR	Credit rating
7-Eleven	18	$	4,385	11.3%	AA- / Baa1
Lowe's	4		3,578	9.2%	BBB+ / Baa1
Advance Auto Parts	33		3,194	8.2%	BBB- / Baa2
Sam's / Walmart	4		2,720	7.0%	AA / Aa2
CVS	11		2,117	5.4%	BBB / Baa2
Ollie's	7		2,047	5.3%	IG Profile
Dollar General	19		1,774	4.6%	BBB / Baa2
Walgreens	4		1,329	3.4%	BBB / Baa2
Home Depot	1		1,202	3.1%	A / A2
Kohl's	2		1,147	2.9%	BBB- / Baa2
Floor & Décor	1		815	2.1%	BB- / Ba3
Tractor Supply	4		778	2.0%	BBB / Baa1
Academy	1		735	1.9%	B / B1
Dollar Tree / Family Dollar	7		724	1.9%	BBB- / Baa2
Camping World	1		705	1.8%	B- / B2
BB&T (Truist)	5		647	1.7%	A- / A3
Jack's	4		646	1.7%	Not Rated
Fresenius	2		643	1.7%	BBB / Baa3
Ashley Furniture	1		536	1.4%	Not Rated
Sherwin Williams	6		520	1.3%	BBB- / Baa2
Total	135	$	30,244	77.7%	

(1) Weighted by ABR; excludes lease extension options.
(2) Tenants, or tenants that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BBB- (S&P), Baa3 (Moody's) or NAIC2 (National Association of Insurance Commissioners) or higher.
(3) Tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, or NAIC.
(4) Tenants, or tenants that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BB+ (S&P), Ba1 (Moody's) or NAIC3 (National Association of Insurance Commissioners) or lower.

NETSTREIT
15

Portfolio Information (cont’d) (unaudited, dollars and square feet in thousands) Number of State Leases ABR % of ABR Texas 32 $ 7,182 18.4% Georgia 10 3,040 7.8% Virginia 4 2,551 6.6% Mississippi 12 2,352 6.0% Illinois 5 1,761 4.5% Florida 11 1,666 4.3% Ohio 9 1,416 3.6% Michigan 4 1,383 3.6% Pennsylvania 10 1,381 3.5% Tennessee 6 1,374 3.5% Alabama 9 1,296 3.3% Indiana 6 1,254 3.2% Minnesota 4 1,151 3.0% Arkansas 6 1,082 2.8% Missouri 5 960 2.5% Louisiana 2 819 2.1% California 1 815 2.1% New York 3 811 2.1% New Jersey 6 771 2.0% New Mexico 3 716 1.8% Wisconsin 8 714 1.8% North Carolina 1 522 1.3% South Carolina 4 465 1.2% Kentucky 1 445 1.1% Colorado 3 399 1.0% Arizona 1 384 1.0% Iowa 4 320 0.8% Maryland 2 297 0.8% Utah 1 253 0.6% Kansas 2 247 0.6% West Virginia 2 223 0.6% Vermont 4 223 0.6% Oklahoma 2 186 0.5% New Hampshire 3 157 0.4% Massachusetts 1 124 0.3% North Dakota 1 97 0.2% Idaho 1 90 0.2% Total 189 $ 38,930 100.0% 16

Portfolio Information (cont'd)

(unaudited, dollars and square feet in thousands)

Industry	Defensive Category	Number of Leases	ABR	% of ABR
Home Improvement	Necessity	15	$ 6,742	17.3%
Convenience Stores	Service	20	4,794	12.3%
Discount Retail	Discount	11	4,040	10.4%
Auto Parts	Necessity	40	3,574	9.2%
Drug Stores & Pharmacies	Necessity	15	3,447	8.9%
General Retail	Necessity	3	2,303	5.9%
Dollar Stores	Discount	26	2,498	6.4%
Quick Service Restaurants	Service	15	2,378	6.1%
Casual Dining	Service	6	1,081	2.8%
Furniture Stores	Other	2	872	2.2%
Automotive Service	Service	9	807	2.1%
Farm Supplies	Necessity	4	778	2.0%
Grocery	Necessity	2	748	1.9%
Sporting Goods	Other	1	735	1.9%
RV Sales	Other	1	705	1.8%
Banking	Necessity	5	647	1.7%
Healthcare	Necessity	2	643	1.7%
Apparel	Other	4	506	1.3%
Arts & Crafts	Other	1	451	1.2%
Wholesale Warehouse Club	Necessity	1	417	1.1%
Telecommunications	Other	3	341	0.9%
Gift, Novelty, and Souvenir Shops	Other	1	200	0.5%
Home Furnishings	Other	1	134	0.3%
Equipment Rental and Leasing	Other	1	90	0.2%
Total		189	$ 38,930	100.0%

Defensive Category	Number of Leases	ABR	% of ABR
Necessity	87	$ 19,298	49.6%
Service	50	9,060	23.3%
Discount	37	6,538	16.8%
Other	15	4,034	10.4%
Total	189	$ 38,930	100.0%

NETSTREIT

17

Lease Expiration Schedule

(unaudited, dollars and square feet in thousands)

Year of Expiration	Number of Leases Expiring	ABR Expiring	ABR Expiring as a % of Total Portfolio
2020	-	$ -	0.0%
2021	-	-	0.0%
2022	1	112	0.3%
2023	4	355	0.9%
2024	1	97	0.2%
2025	6	1,526	3.9%
2026	8	1,912	4.9%
2027	8	2,176	5.6%
2028	19	2,746	7.1%
2029	20	2,763	7.1%
2030	21	5,636	14.5%
2031	25	4,103	10.5%
2032	8	2,879	7.4%
2033	19	2,401	6.2%
2034	9	1,165	3.0%
2035	25	8,553	22.0%
2036	3	550	1.4%
2037	3	453	1.2%
2038	-	-	0.0%
2039	6	845	2.2%
2040	2	409	1.0%
2041	-	-	0.0%
2042	-	-	0.0%
2043	1	250	0.6%
TOTAL	**189**	**$ 38,930**	**100%**

NETSTREIT

18

Non-GAAP Measures and Definitions FFO, Core FFO, and AFFO FFO means funds from operations. It is a non-GAAP measure defined by NAREIT as net income (computed in accordance with GAAP), excluding real estate-related expenses including, but not limited to, gains (losses) from sales, impairment adjustments, and depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Our calculation of FFO is consistent with FFO as defined by NAREIT. Core FFO means core funds from operations. It is a non-GAAP financial measure defined as FFO adjusted for gains from forfeited earnest money deposits and non-recurring 144A and IPO transaction costs. We believe the presentation of Core FFO provides investors with a metric to assist in their evaluation of our operating performance across multiple periods because it removes the effect of unusual and non-recurring items that are not expected to impact our operating performance on an ongoing basis. AFFO means adjusted funds from operations. It is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net income related to non-cash revenues and expenses, such as straight-line rental revenue, amortization of above and below-market lease-related intangibles, stock-based compensation expense, and amortization of deferred financing costs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values historically have risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance. We further consider FFO, Core FFO and AFFO to be useful in determining funds available for payment of distributions. FFO, Core FFO and AFFO do not represent net income or cash flows from operations as defined by GAAP. You should not consider FFO, Core FFO and AFFO to be alternatives to net income as a reliable measure of our operating performance; nor should you consider FFO, Core FFO and AFFO to be alternatives to cash flows from operating, investing or financing activities (as defined by GAAP) as measures of liquidity. FFO, Core FFO and AFFO do not measure whether cash flow is sufficient to fund our cash needs, including principal amortization, capital improvements and distributions to stockholders. FFO, Core FFO and AFFO do not represent cash flows from operating, investing or financing activities as defined by GAAP. Further, FFO, Core FFO and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO, Core FFO and AFFO. 19

Non-GAAP Measures and Definitions (cont’d) EBITDA, EBITDAre and Adjusted EBITDAre EBITDA is computed by us as earnings before interest, income taxes and depreciation and amortization. EBITDAre is the NAREIT definition of EBITDA (as defined above), but it is further adjusted to follow the definition included in a white paper issued in 2017 by NAREIT, which recommended that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. Adjusted EBITDAre, as computed by us, is EBITDAre adjusted to exclude straight-line rental revenue, gains from forfeited earnest money deposits, non-recurring 144A and IPO transaction costs, and stock-based compensation expense. Annualized Adjusted EBITDAre is Adjusted EBITDAre multiplied by four. We present EBITDA, EBITDAre and Adjusted EBITDAre as they are measures commonly used in our industry. We believe that these measures are useful to investors and analysts because they provide supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA, EBITDAre and Adjusted EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. NOI, Cash NOI, and Normalized Cash NOI NOI means net operating income, and it is computed in accordance with GAAP. It is calculated by subtracting property operating expenses from rental revenue including reimbursements (as presented on the Statement of Operations). Cash NOI is computed by us as GAAP NOI excluding straight-line rental revenue and amortization of above/below-market leases adjustments. Normalized Cash NOI is computed by us as Cash NOI adjusted to remove Cash NOI for properties acquired during the period shown, and then replace the removed amount with an estimated equivalent ABR for the full period. It is further adjusted to remove Cash NOI for properties disposed of during the period shown. 20

Non-GAAP Measures and Definitions (cont’d) Other Definitions ABR means annualized base rent. ABR is calculated by multiplying (i) cash rental payments (a) for the month following the period shown plus (b) for properties under development, the first full month’s permanent cash rent contractually due after the development period by (ii) 12. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off-price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. Net Debt is computed by us as the principal amount of total debt outstanding less cash and cash equivalents. Occupancy is expressed as a percentage, and it is the sum of leased square feet divided by rentable square feet. OP units means operating partnership units not held by NETSTREIT. 21

Forward Looking and Cautionary Statements This supplemental report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this supplemental report may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our prospectus dated August 13, 2020, relating to our initial public offering, filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2020 and other reports filed with the SEC from time to time. Forward- looking statements and such risks, uncertainties and other factors speak only as of the date of this supplemental report. New risks and uncertainties may arise over time and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from the novel coronavirus (COVID-19). We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law. 22